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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   December 30, 1997
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                         HOMESTEAD VILLAGE INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


           1-12269                                    74-2770966
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    (Commission File Number)              (I.R.S. Employer Identification No.)


   2100 RiverEdge Parkway, Atlanta, Georgia              30328
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   (Address of Principal Executive Offices)            (Zip Code)


                                 (770) 303-2200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
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         (Former name or former address, if changed since last report)


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Item 5. Other Events

     On December 30, 1997, the Registrant announced the commencement of a rights offering of 6,951,227 shares of its common stock at $15 per share to shareholders of record on December 29, 1997. Unless extended, the rights offering will expire on January 15, 1998. This announcement, the placement agent agreement with Security Capital Markets Group Incorporated and the subscription agency agreement with BankBoston, N.A. are filed as exhibits hereto and are hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press Release dated December 30, 1997.

          99.2 Form of Subscription Agency Agreement dated December 29, 1997 between Homestead Village Incorporated and BankBoston, N.A.

          99.3 Form of Placement Agent Agreement dated December 29, 1997 between Homestead Village Incorporated and Security Capital Markets Group Incorporated.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SECURITY CAPITAL GROUP INCORPORATED



Dated: January 8, 1998                       By: /s/ Jeffrey A. Klopf
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                                                 Jeffrey A. Klopf
                                                 Secretary